Supplement to the
Fidelity® Equity Dividend Income Fund, Fidelity® Growth Company Fund, Fidelity® Growth Strategies Fund, and Fidelity Advisor® Value Strategies Fund
Class K
January 28, 2023
STATEMENT OF ADDITIONAL INFORMATION

Effective May 1, 2023, the following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
For each fund (other than Fidelity® Growth Company Fund):
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Effective May 1, 2023, the following information supplements the information found in the "Investment Policies and Limitations" section.
Diversification
For Fidelity® Growth Company Fund:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

K-COM11-SSTK-0423-115-1.881475.115	April 28, 2023